EXHIBIT 10.1
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                                 AMENDMENT NO. 6
                           TO PARTICIPATION AGREEMENT

     This Amendment No. 6 ("Amendment") is executed the date as of each signature below, but shall be effective as of January 1, 2006, ("Amendment Effective Date") by and between Penn Virginia Oil & Gas, L.P. successor to Penn Virginia Oil & Gas Corporation, ("PVOG") and GMX RESOURCES INC. and its wholly owned subsidiary, Expedition Natural Resources Inc. (Expedition Natural Resources Inc. having merged with and into GMX RESOURCES INC.) and Endeavor Pipeline Inc. (collectively, "GMX") for purposes of amending the Participation Agreement, as previously amended, ("Agreement") between the parties with reference to the following circumstances:

          A. PVOG and GMX (collectively, "Parties" and, individually, a "Party") previously entered into Amendment #5 which permitted the use and sharing of multiple rigs.

          B. PVOG and GMX now wish to further amend the Agreement by revising Amendment #5, Sections 2.3; 2.3.1 and 2.3.4 in order to provide for a third and fourth rig.

     In consideration of the mutual covenants, promises, rights and obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1 CAPITALIZED TERMS. Capitalized terms not otherwise defined in this Amendment shall have the same meaning as set forth in the Agreement.

                        "2.3 USE OF MULTIPLE RIGS AFTER JANUARY 1, 2006.

                                    Notwithstanding the provisions of Section
                        2.1 that prohibit the drilling of more than one well at the same time in Phase I, Part B and Phase II, Part B, collectively, the Parties agree that after the Amendment Effective Date, drilling operations with no more than four rigs may be used in either Phase I, Phase II or both subject to the following provisions:

                                                2.3.1 SHARING WITH GMX. If PVOG
                                                engages additional rigs for
                                                drilling in Part B with the
                                                concurrence of GMX, PVOG shall:
                                                (1) declare one of the drilling
                                                rigs to be the "Shared Rig"
                                                under the terms of the
                                                Agreement, as amended, and (2)
                                                make the Shared Rig available
                                                for use by GMX for drilling
                                                operations in Phase III on a
                                                three for three basis, i.e. for
                                                every 3 wells that PVOG uses the
                                                Shared Rig for drilling
                                                operations under the terms of
                                                the Agreement, if GMX is ready,
                                                able and willing to use the
                                                Shared Rig, it may make use of
                                                the Shared Rig for the drilling
                                                of three wells in Phase III.
                                                Five (5) days prior to reaching
                                                total depth on the well
                                                preceding GMX's option to use
                                                the Shared Rig, GMX shall: (1)
                                                give
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                                                PVOG written notice of its
                                                election to use the Shared Rig
                                                and (2) enter into a single well
                                                or a multiple well drilling
                                                contract with the rig contractor
                                                on terms acceptable to both GMX
                                                and the rig contractor, which
                                                terms shall be no less favorable
                                                to GMX than the terms available
                                                to PVOG, save and except any
                                                financial requirements
                                                prescribed by the rig
                                                contractor. During the time a
                                                rig is used by GMX, PVOG will
                                                have no financial or other
                                                responsibility to the rig
                                                contractor for such utilization.

                                    2.3.2 PAYMENTS OF COSTS. If GMX elects to participate in any well drilled in Part B of either Phase I or Phase II while multiple rigs are being used, it will be responsible for payment of its share of costs in accordance with the terms of the Agreement based on the size of the election it makes.

                                    2.3.3 AFES. As long as multiple drilling rigs are being used in Phase I and II, PVOG shall not present to GMX more than two AFEs per drilling rig utilized in either Phase I or Phase II within any fifteen (15) day period for any operations conducted under this Section 2.3.

                                    2.3.4 TERMINATION OF THE USE OF MULTIPLE
                                    RIGS. Either Party may terminate the
                                    multiple rig provisions of this Section 2.3, subject to the terms of the drilling contract currently in effect for the "Shared Rig", at any time by giving at least sixty
                                    (60) days notice of such termination to the other party in which event the provisions of
                                    Section 2.1 will be reinstated to prohibit the drilling of more than one well at the same time."

     Except as set forth above, the Agreement as previously amended will remain in full force and effect.

            Executed effective as of the date set forth above.


                              GMX RESOURCES INC.
                              ENDEAVOR PIPELINE INC.

                              By: /s/ Ken L. Kenworthy, Sr.
                                  -----------------------------
                                  Ken L. Kenworthy, Sr.
                                  Executive Vice President of GMX Resources Inc. President of Endeavor Pipeline Inc.

                              Date: 1-16-06
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                              PENN VIRGINIA OIL & GAS, L.P.
                              By: Penn Virginia Oil & Gas GP LLC
                                  its General Partner

                              /s/ Edward L. Johnson
                              ---------------------------------
                              By: Edward L. Johnson
                              Its: Land Manager

                              Date: 1/3/06
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